                                                                   EXHIBIT 23.06

                        INDEPENDENT ACCOUNTANTS' CONSENT

  We consent to the use of our reports included herein or incorporated herein by reference and to the references to our firm under the headings "Selected Historical Financial Data" and "Experts" in the prospectus.

KPMG Peat Marwick LLP

August 11, 1995

                                     II-10